SF noted that the extensions were completed as the Company was completing their restated filings for 2011, 2012 Q1, and 2012 Q2 along with their Q3 and 2012 year end filings. Once these are completed, the Company will be able to obtain the financing to complete the payoff agreements, thus the treatment is correct.

April 9, 2013

Silver Dragon Resources Inc.
200 Davenport Road
Toronto, Ontario
Canada, M5J 1R2
Attn: Marc M. Hazout

Re: Extension of Payoff Letter

Ladies and Gentlemen:

Reference is made to the letter agreement dated December 12, 2012 (the "Payoff Letter") regarding the payoff of certain notes and other agreements between Silver Dragon Resources Inc., a Delaware corporation ("Silver Dragon") and JMJ Financial ("JMJ Financial").

JMJ Financial and Silver Dragon have agreed to replace all references to March 31, 2013 in the Payoff Letter with June 30, 2013. Silver Dragon will pay to JMJ Financial $10.00 in consideration for this extension to the payoff date. All other terms and conditions of the Payoff Letter remain in full force and effect.

This letter and the acknowledgment hereto may be executed in any number of counterparts, each of which when executed and delivered by facsimile transmission or other electronic transmission (e.g. a "pdf" or "tif") or otherwise shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

Silver Dragon entered into payoff letters with three other note holders in November and December 2012. This letter and the acknowledgement hereto shall become effective only upon receipt by Silver Dragon, and confirmation by Silver Dragon to JMJ Financial of such receipt, of extensions executed by each of those note holders similarly extending the payoff dates in those payoff letters to June 30, 2013. **Note 1**

[The next page is the signature page.]

Note 1: SF noted that the other three note holders also signed extension agreements (w/p OO.691, OO.693.)).694) thus this term has been met.

Very truly yours,

JMJ FINANCIAL

By: ______________________________
Name: Justin Keener
Title: Its Principal

AGREED TO AND ACKNOWLEDGED:

SILVER DRAGON RESOURCES INC.

By: ______________________________
Name: MARC HAZOUT
Title: PRESIDENT & CEO

[Signature Page to Extension of Payoff Letter]